                  Exhibit 99.1

Press Release

Media contact:	Investor contact:
Mike Jacobsen, APR	Steve Virostek
+1 330 490 3796	+1 330 490 6319
michael.jacobsen@dieboldnixdorf.com	stephen.virostek@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
July 9, 2020

DIEBOLD NIXDORF PRICES OFFERINGS OF SENIOR SECURED NOTES

NORTH CANTON, Ohio – Diebold Nixdorf, Incorporated (NYSE: DBD) today announced that it priced its previously announced offering of $700 million aggregate principal amount of 9.375% Senior Secured Notes due 2025 (the “U.S. Notes”). Also, its wholly-owned subsidiary, Diebold Nixdorf Dutch Holding B.V. (the “Euro Notes Issuer”), priced its previously announced offering of €350 million aggregate principal amount of 9.000% Senior Secured Notes due 2025 (the “Euro Notes” and, together with the U.S. Notes, the “Notes”). The U.S. Notes and the Euro Notes are being offered in separate offerings (the “Notes Offerings”) that are exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The U.S. Notes will be issued at a price of 99.031% of their principal amount, and the Euro Notes will be issued at a price of 99.511% of their principal amount.

The company intends to use the net proceeds of the Notes Offerings, along with cash on hand, to repay a portion of the amounts outstanding under its senior credit facility (the “Senior Credit Facility”), including all amounts outstanding under the term loan A facility and term loan A-1 facility and approximately $194 million of revolving credit loans, including all of the revolving credit loans due in December 2020, and for the payment of all related fees and expenses.

It is expected that the Notes will be guaranteed on a senior secured basis by (i) all of Diebold Nixdorf’s existing and future direct and indirect U.S. subsidiaries that guarantee the Senior Credit Facility and (ii) all of Diebold Nixdorf’s existing and future direct and indirect U.S. subsidiaries (other than securitization subsidiaries, immaterial subsidiaries and certain other subsidiaries) that guarantee any of the Euro Notes Issuer’s or Diebold Nixdorf’s or its subsidiary guarantors’ indebtedness for borrowed money (collectively, the “U.S. subsidiary guarantors”). Additionally, it is expected that the U.S. Notes and the Euro Notes will be guaranteed on a senior secured basis by the Euro Notes Issuer and Diebold Nixdorf, respectively. It is also expected that the Notes will be secured by first-priority liens on substantially all of the tangible and intangible assets of Diebold Nixdorf, the Euro Notes Issuer and the U.S. subsidiary guarantors, in each case subject to permitted liens and certain exceptions. The first-priority liens on the collateral securing the U.S. Notes and the related guarantees and the Euro Notes and the related guarantees will be shared ratably among the Notes and the obligations under the Senior Credit Facility.

The Notes Offerings are expected to close on July 20, 2020, subject to customary closing conditions. The U.S. Notes offering and the Euro Notes offering are not contingent upon one another.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States, to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

About Diebold Nixdorf

Diebold Nixdorf, Incorporated (NYSE: DBD) is a world leader in enabling connected commerce. We automate, digitize and transform the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 22,000 employees worldwide.

Forward-looking statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements can generally be identified as forward-looking because they include words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “believes,” “estimates,” “potential,” “target,” “predict,” “project,” “seek” or words of similar meaning. Statements that describe Diebold Nixdorf’s future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may affect Diebold Nixdorf’s results include, among others: the impact of the ongoing coronavirus (COVID-19) pandemic; the outcome of the appraisal proceedings initiated in connection with the implementation of the domination and profit and loss transfer agreement entered into by Diebold Holding Germany Inc. & Co. KGaA, a wholly-owned subsidiary of Diebold Nixdorf, and former Diebold Nixdorf AG, which became effective on February 17, 2017, and the merger/squeeze-out of minority shareholders of former Diebold Nixdorf AG, which became effective on May 10, 2019; our ability to achieve benefits from our cost-reduction initiatives and other strategic initiatives, such as DN Now, including our planned restructuring actions, as well as our business process outsourcing initiative; the success of our new products, including our DN Series line; our ability to comply with the covenants contained in the agreements governing our debt; our ability to successfully refinance our debt when necessary or desirable; the ultimate outcome of our pricing, operating and tax strategies applied to former Diebold Nixdorf AG and the ultimate ability to realize cost reductions and synergies; changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of our operations; our reliance on suppliers and any potential disruption to our global supply chain; the impact of market and economic conditions, including any additional deterioration and disruption in the financial and service markets, including the bankruptcies, restructurings or consolidations of financial institutions, which could reduce our customer base and/or adversely affect our customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit; interest rate and foreign currency exchange rate fluctuations, including the impact of possible currency devaluations in countries experiencing high inflation rates; the acceptance of our product and technology introductions in the marketplace; competitive pressures, including pricing pressures and technological developments; changes in our relationships with customers, suppliers, distributors and/or partners in our business ventures; the effect of legislative and regulatory actions in the U.S. and internationally, including environmental actions, and our ability to comply with applicable laws and government regulations; the impact of a security breach or operational failure on our business; our ability to successfully integrate acquisitions into our operations; our success in divesting, reorganizing or exiting non-core and/or non-accretive businesses; our ability to maintain effective internal controls; changes in our intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; unanticipated litigation, claims or assessments, including those that involve environmental matters, as well as the outcome/impact of any current/pending litigation, claims or assessments; the investment performance of our pension plan assets, which could require us to increase our pension contributions, and significant changes in healthcare costs, including those that may result from government action; the amount and timing of repurchases of Diebold Nixdorf’s common shares, if any; our and the Euro Notes Issuer’s ability to complete the Notes Offerings on terms that are commercially attractive to us or at all; and other factors described in Diebold Nixdorf’s filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and in other documents that we file with the SEC. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. Diebold Nixdorf assumes no obligation to update any forward-looking statements, which speak only as of the date of this press release.